UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2018

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 23, 2017 (the “Initial Form 8-K”), NeuroOne Medical Technologies Corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Subscribers promissory notes (each, a “Note” and collectively, the “Notes”) in an aggregate principal amount of $253,000, maturing on February 18, 2018 and warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with an initial exercise price of $1.80 per share (each, a “Warrant” and collectively, the “Warrants”).

As previously disclosed in a Current Report on Form 8-K filed with the SEC on December 6, 2017 (together with the Initial Form 8-K, the “Prior 8-Ks”), on November 30, 2017, the Company and each Subscriber signed a written consent to amend the Notes, and the Company executed and delivered to each Subscriber the First Amendment to Promissory Note. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Prior 8-Ks.

On March 12, 2018, the Company and each Subscriber signed a written consent (the “Consent”) to (i) amend and restate each Note in its entirety on the terms and conditions set forth in Exhibit A attached thereto (each, an “Amended and Restated Note”) and (ii) amend the first recital, Section 1.1 and any other provisions of the Subscription Agreement to replace the form of warrant agreement annexed to the Subscription Agreement as Exhibit C in its entirety with the terms and conditions set forth in Exhibit B attached to the Consent (the “Replacement Warrant”) and to provide for the issuance of an additional warrant based on the form of warrant agreement attached as Exhibit C to the Consent (the “Additional Warrant”).

On March 12, 2018, the Company issued and delivered the Amended and Restated Notes, the Replacement Warrants and the Additional Warrants to the Subscribers. The following is a description of the Amended and Restated Notes, the Replacement Warrants and the Additional Warrants, which description is qualified in its entirety by reference to the forms of the Amended and Restated Notes, the Replacement Warrants and the Additional Warrants attached as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and incorporated herein by reference. These forms are incorporated herein by reference only to provide investors with information regarding the terms of such documents and not to provide investors with any other factual information regarding the Company or its business and should not be relied upon as a disclosure of factual information relating to the Company.

Amended and Restated Notes

The Amended and Restated Notes are convertible promissory notes that bear interest at a fixed rate of 8% per annum and require the Company to repay the principal and accrued and unpaid interest thereon on the maturity date of July 31, 2018 (the “Maturity Date”). Pursuant to the terms of each Amended and Restated Note, each Subscriber received a Replacement Warrant upon the issuance of such Amended and Restated Note. If the Company raises more than $3,000,000 in an equity or equity-linked financing before the Maturity Date (the “Qualified Financing”), the outstanding principal and accrued interest (the “Outstanding Balance”) on the Notes shall automatically convert into the securities issued by us in the Qualified Financing (the “New Round Stock”) based on the greater number of such securities resulting from either (i) the Outstanding Balance divided by $1.80 or (ii) the Outstanding Balance multiplied by 1.25, divided by the price paid per security in the Qualified Financing. If a change of control transaction occurs prior to the earlier of a Qualified Financing or the Maturity Date, the Amended and Restated Notes would, at the election of the holders of a majority of the outstanding principal of the Notes, either become payable on demand as of the closing date of such transaction or become convertible into shares of Common Stock immediately prior to such transaction at a price per share equal to the lesser of (i) the per share value of the Common Stock as determined by our Board of Directors as if in connection with the granting of stock based compensation or in a private sale to a third party in an arms’ length transaction or (ii) at the per share consideration to be paid in such transaction (the date of any such conversion of the Amended and Restated Notes pursuant to this paragraph, is referred to herein as the “Conversion Date”). The Amended and Restated Notes are unsecured.

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Replacement Warrants

Each Replacement Warrant grants the holder the option to purchase up to the number of shares of capital stock of the Company equal to the New Round Stock issued or issuable upon the conversion of the Amended and Restated Note held by such holder at a per share exercise price equal to either (i) the actual per share price of New Round Stock if the Amended and Restated Note converted in connection with a Qualified Financing or (ii) the price at which the Amended and Restated Note converted in connection with a change of control transaction. The Replacement Warrants are exercisable commencing on the Conversion Date and expire on November 21, 2021. The exercise price and number of the shares issuable upon exercising the Replacement Warrants are subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described therein.

Additional Warrants

Each Additional Warrant grants the holder the option to purchase up to the number of shares of capital stock of the Company equal to the product obtained by multiplying (i) the outstanding principal amount of the Amended and Restated Note held by such holder and (ii) 0.75; at a per share exercise price of $1.80. The Additional Warrants are exercisable commencing on the Conversion Date and expire on November 21, 2021. The exercise price and number of the shares issuable upon exercising the Additional Warrants are subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described therein.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company agreed to issue the Amended and Restated Notes, the Replacement Warrants and the Additional Warrants to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers. The Amended and Restated Notes, the Replacement Warrants and the Additional Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Amended and Restated Notes, the Replacement Warrants, the Additional Warrants, shares of Common Stock or any other securities of the Company.

Consulting Agreements

On February 1, 2018, in consideration for consulting services provided between February 1, 2018 and the earlier to occur of a qualified financing or June 30, 2018 (the “Option Compensation Date”), the Company agreed to issue to a consultant an option to purchase such number of shares of common stock of the Company equal to $3,000 per month that the consultant provides services during such period divided by the fair market value of the Common Stock on the Option Compensation Date, at an exercise price equal to the fair market value of the Common Stock on such date, under the Company’s 2017 Equity Incentive Plan.

On February 6, 2018, in consideration for consulting services, the Company agreed to issue to an investor relations firm 350,000 shares of Common Stock on the following schedule: 100,000 shares of Common Stock within ten days of executing the agreement, 50,000 shares on the 90th, 180th and 270th day anniversaries of February 6, 2018.

The above issuances under the consulting agreements were completed in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act. These transactions qualified for exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) each purchaser was provided the opportunity to ask questions and receive answers from the Company regarding the Company; (iii) the securities were issued to persons with knowledge and experience in financial and business matters so that he or she is capable of evaluating the merits and risks of an investment in the Company; and (iv) the recipients received “restricted securities”.

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Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1	Form of Amended and Restated Note.
4.2	Form of Replacement Warrant.
4.3	Form of Additional Warrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ Dave Rosa
Name:	David Rosa
Title:	Chief Executive Officer

Dated: March 16, 2018

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